SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 13, 2002
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                              PurchasePro.com, Inc.
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               (Exact name of registrant as specified in charter)



             Nevada                    000-26465                 88-0385401
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)





               7710 West Cheyenne Avenue, Las Vegas, Nevada     89129
                 (Address of principal executive offices)     (Zip Code)





       Registrant's telephone number, including area code (702) 316-7000
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Item 5.      OTHER EVENTS.

Sale and Issuance of Shares of Common Stock

On February 13, 2002, PurchasePro.com, Inc. (the "Company") entered into a Common Stock and Warrants Purchase Agreement (the "Purchase Agreement") with a group of institutional investors (the "Purchasers"), in connection with a private placement of 9,230,770 of the Company's common stock, $.01 par value ("Common Stock"), at a an aggregate offering price of $6,000,000, or $.65 per share, together with warrants to purchase up to 1,384,612 shares of the Company's Common Stock at an exercise price of $1.00 per share. Ladenberg Thalmann & Co. Inc. ("Ladenberg") acted as the Company's agent in the private placement, in connection with which the Company will pay Ladenberg an agency fee equal to 4% of the total offering, or $240,000.

Pursuant to the Purchase Agreement, the Company must file a registration statement with the Securities and Exchange Commission to register the shares of the Common Stock issued in the private placement and the Common Stock issuable upon exercise of the warrants issued in the private placement pursuant to a Registration Rights Agreement entered into between the Company and the Investors simultaneously with the Purchase Agreement. If the registration statement filed by the Company is not effective within 90 days of the date of issuance, the Company will pay the Purchasers an amount equal to 2% of the original offering price per month until it becomes effective.

For additional information regarding the Financing, please refer to the exhibits included as part of this Current Report on Form 8-K.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (c)      Exhibits.

                  The following exhibits are hereby filed as part of this current report on Form 8-K:

 4.1      Common Stock and Warrants Purchase Agreement, dated February 13, 2002.

 4.2      Form of Stock Purchase Warrant, dated February 13, 2002.

 4.3      Registration Rights Agreement, dated February 13, 2002.

99.1      Press release, dated February 14, 2002.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              PURCHASEPRO.COM, INC.

Date:  February 15, 2002                      By:  /s/ Mark R. Donachie
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                                              Name:  Mark R. Donachie
                                              Title: Chief Financial Officer






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                                  EXHIBIT INDEX



The following exhibits are filed herewith:



Exhibit

 4.1         Common Stock and Warrants Purchase Agreement, dated
             February 13, 2002.

 4.2         Form of Stock Purchase Warrant, dated February 13, 2002.

 4.3         Registration Rights Agreement, dated February 13, 2002.

99.1         Press release, dated February 14, 2002.









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